Principal Funds, Inc.
Supplement dated September 21, 2026
to the Prospectus dated March 1, 2026 (as previously supplemented) and
Statement of Additional Information dated March 1, 2026,
as amended and restated August 25, 2026
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR MIDCAP FUND
On or about November 20, 2026, under Purchase and Sale of Fund Shares, delete the second paragraph.

PURCHASE OF FUND SHARES
On or about November 20, 2026, under Eligible Purchasers, delete the MidCap Fund section.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Effective September 28, 2026, in the Ongoing Fees section, under the third bullet titled “Other Expenses (all Classes)”, delete the first sub-bullet and replace with the following:
•Transfer Agent Fee (all Classes) - Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Registrant under which PSS provides transfer agent services to these classes. For Classes A, C, J, Institutional, and R-6 shares, these services are currently provided at the costs incurred by PSS. PSS’s costs include fees paid to vendors and third parties for transfer agency related services. The Fund does not pay for these services for Classes R-3 and R-5 shares.

The changes described below are being made to the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
On or about December 1, 2026, subject to shareholder approval, in the Fundamental Restrictions section, delete Fundamental Restriction 6) a. and replace with the following:
6)has adopted a policy regarding diversification, as follows:
a.The Global Emerging Markets, International Bond, LargeCap Growth I, Principal Capital Appreciation and Real Estate Securities Funds have elected to be non-diversified.
Add the following after the section Preferred Securities:
Private Company Investments
Funds may invest in private companies. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, PGI or a sub-advisor may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which a Fund invests. There is risk that a Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance.

Private companies in which a Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines, and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, a Fund’s investment also may be structured as pay‑in‑kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that a Fund may not be able to re-sell some of its holdings for extended periods, which may be several years. There can be no assurance that a Fund will be able to realize the value of private company investments in a timely manner.
Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, or termination of one or more of these persons could have a material adverse impact on the company. The Funds do not intend to hold controlling positions in the private companies in which a Fund may invest. As a result, a Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, a Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.
Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, a Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.
There is typically not a readily available market value for a Fund’s private investments. The Funds value private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. A Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis, and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts a Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of a Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for a Fund’s other investments. A Fund’s NAV could be adversely affected if a Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that a Fund ultimately realizes upon the disposal of such investments.
A Fund may enter into private investments identified by PGI or a sub-advisor, in which case the Fund will be more reliant upon the ability of PGI or a sub-advisor to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, a Fund will be required to rely on PGI’s or a sub-advisor’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of performing diligence on, negotiating, and monitoring private investments may be borne by the Fund, which may reduce the Fund’s returns.

A Fund may also co‑invest in private investments sourced by third-party investors unaffiliated with either the Fund or its affiliates, such as private equity firms. A Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co‑investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. A Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often a Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as a Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of a Fund’s valuation procedures may differ from the valuation assigned to that investment by other co‑investors. In some cases, a Fund may pay fees such as placement fees, management fees, administrative fees and/or performance fees to private equity sponsors in connection with a co‑investment transaction in which the Fund participates, which fees would be in addition to the fees charged to the Fund by PGI and would be indirectly borne by investors in the Fund.
Many entities may potentially compete with a Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than a Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Funds. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than a Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the1940 Act imposes on the Funds. As a result of this competition, the Funds may not be able to pursue attractive private investment opportunities from time to time.
There is a risk that the Funds may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should a Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the private company. These restrictions may be detrimental to the performance of a Fund compared to what it would be if these restrictions did not exist and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.
Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when PGI deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception, or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the rows for Megan Hoffmann and Michael Scholten and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2026) Vice President and Treasurer (since 2025) Vice President and Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Accounting and Administration (since 2025) Senior Director – Fund Administration (2024) Director – Accounting (2020-2024)
Christopher Koranda 711 High Street Des Moines, IA 50392 1977	Assistant Secretary (since 2026)	Principal Financial Group* Fund Governance Specialist (since 2025) Paralegal Analyst (2022-2025) Senior Client Relations Program Manager (2019-2022)
Anna Minner 711 High Street Des Moines, IA 50392 1985	Vice President and Assistant Treasurer (since 2026)	Principal Financial Group* Director - Fund Administration (since 2024) Assistant Director - Accounting (2021-2024)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Vice President (since 2026) Chief Financial Officer (2021-2026)	Principal Financial Group* Assistant Vice President and Actuary (since 2021)

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2027, under Management Agreement, delete the table and/or rows, as applicable, for Global Emerging Markets Fund, International Equity Fund, MidCap S&P 400 Index Fund, and SmallCap S&P 600 Index Fund and replace with the following table:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $2 billion	Next $2 billion	Next $3 billion	Over $10 billion
Global Emerging Markets	0.99%	0.97%	0.95%	0.94%	0.93%	0.92%	0.91%	0.90%	0.89%

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $7 billion	Over $10 billion
International Equity	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%	0.57%

Fund	First $3 billion	Next $3 billion	Over $6 billion
MidCap S&P 400 Index	0.14%	0.11%	0.09%
SmallCap S&P 600 Index	0.14%	0.11%	0.09%
Effective January 1 2027, under Management Agreement, in the Contractual Limits on Total Annual Fund Operating Expenses section, delete the rows for Diversified International Fund, Global Emerging Markets Fund, and SmallCap S&P 600 Index Fund and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	J	Inst.	R-3	R-5	Expiration
Diversified International	1.15%	N/A	0.85%	N/A	N/A	2/29/2028
Global Emerging Markets	1.45%	1.30%	N/A	N/A	N/A	2/28/2027
Global Emerging Markets	N/A	N/A	1.06%	N/A	N/A	2/29/2028
SmallCap S&P 600 Index	N/A	N/A	0.20%	N/A	N/A	2/29/2028

Effective September 28, 2026, under Transfer Agent, delete first bullet and replace with the following:
•For Classes A, C, J, and R-6, and Institutional Class shares, the Registrant pays PSS a fee for the services provided pursuant to the Transfer Agency Agreement in an amount equal to the costs incurred by PSS for providing such services. PSS’s costs include fees paid to vendors and third parties for transfer agency related services.
Effective September 28, 2026, under Transfer Agent, delete the second bullet in its entirety.

PURCHASE AND REDEMPTION OF SHARES
On or about November 20, 2026, under Purchase of Shares, delete the MidCap Fund section.
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